Exhibit 99.2

Bridger Aerospace Announces Addition to

its Board of Directors

BELGRADE, MT, July 1, 2024 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced the appointment of aviation industry veteran Dan Drohan to the Company’s Board of Directors (“Board”). With the addition of Mr. Drohan, the Board will be comprised of nine members.

Mr. Kelter stated, “I am very gratified that the Company’s mission and growth profile has been able to attract a Board comprised of such successful members of the financial and corporate world. Dan’s addition will enhance a Board that within the last year has added Beth Fascitelli, who had a distinguished 37-year career with Goldman Sachs, David Schellenberg, the former CEO of the Conair Group and its subsidiary Cascade Aerospace, and Anne Hayes, who brings substantial audit, accounting and experience with growth-stage companies operating in the U.S. and global markets. Mr. Drohan stated, "I am excited to work closely with Bridger’s board and management team, while leveraging my aviation industry experience to help build value for our stakeholders.”

Mr. Drohan has been involved in the aviation industry for over 35 years, having started his first aviation job at just 12 years old. As a passionate aviator and entrepreneur, Drohan founded aircraft charter and management firm Sunset Aviation in 1992 with a business operating and sales acumen that quickly established the company’s reputation for safety and service. As the primary architect of Sunset’s growth, he oversaw the acquisitions and infrastructure initiatives that catapulted the company’s sales within just a few years until its eventual sale to a national conglomerate in 2007. In 2009, Drohan launched Solairus Aviation and has overseen its evolution and development into a leader in the private aviation asset management business. As a result of Drohan’s leadership, Solairus now manages one of the largest fleets of private aviation assets in the world, serving managed clients both domestically and internationally and boasting one of the industry’s most experienced and respected management teams. Mr. Drohan brings a wealth of aviation industry experience and business building that will be invaluable to the Company.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

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Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the ultimate outcome and anticipated benefits of the changes to Bridger’s management team and Board; (2) Bridger’s business and growth plans and future financial performance, including Bridger’s anticipated 2024 Adjusted EBITDA range; (3) the types of services Bridger may offer; and (4) Bridger’s management strategies, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of the changes to its management team and Board; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the change in management; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future management and Board members into Bridger’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2024. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessment to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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